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                                                                  EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statement No. 333--22745 of Diamond Offshore Drilling, Inc. on Form S-8 of our report dated June 1, 2001, appearing in this Annual Report on Form 11-K of Diamond Offshore 401k Plan for the year ended December 31, 2000.



DELOITTE & TOUCHE LLP

Houston, Texas
June 25, 2000